SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 18, 2007
WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
Webster Plaza, Waterbury, Connecticut 06702

(Address of principal executive offices)
Registrant’s telephone number, including area code: (203) 465-4364
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On April 19, 2007, Webster Financial Corporation issued a press release describing its results of operations for the fiscal quarter ending March 31, 2007. That press release is attached hereto as Exhibit 99.1.
Item 8.01. Other Events
On April 18, 2007 Webster Financial Corporation announced that its Board of Directors approved an 11 percent increase in the regular quarterly cash dividend to $.30 per common share, up from Webster’s last quarterly cash dividend of $.27 paid on February 26, 2007. The dividend is payable on May 16, 2007 to shareholders of record on May 2, 2007.
Item 9.01. Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit Number	Description

99.1	Press release dated April 19, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION (Registrant)
By:	/s/ Harriet Munrett Wolfe
Harriet Munrett Wolfe
Executive Vice President, General Counsel and Secretary

Date: April 19, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 19, 2007